EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                                     REVISED
                     DECEMBER 2004 MONTHLY OPERATING REPORT
       FOR THE FIVE WEEK PERIOD FROM NOVEMBER 28, 2004 TO JANUARY 1, 2005

DEBTORS' ADDRESS:              Footstar, Inc.
                               933 MacArthur Blvd.
                               Mahwah, NJ 07430

DEBTORS' ATTORNEY:             Weil, Gotshal & Manges LLP
                               767 Fifth Avenue
                               New York, N.Y. 10153



REPORT PREPARER:               Footstar, Inc., a debtor-in-possession


The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.


/s/ Richard L. Robbins
----------------------------------
Richard L. Robbins
Senior Vice President of Financial
Reporting and Controls

                                                         Date: February 4, 2005

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



Attached are revisions to the presentation of the Footstar, Inc. previously filed December 2004 Monthly Operating Report to reflect the adjustment of certain financial statement items as follows:

(amounts in millions)

CONDENSED CONSOLIDATED BALANCE SHEET - JANUARY 1, 2005
Adjustment to reflect the effect on Minority Interests not subject to compromise for an additional tax benefit not previously provided.


                                                                  As Previously Reported              As Revised        Incr/(Decr)
                                                                  ----------------------              ----------        -----------

Minority interests not subject to compromise                              $ 14.3                         $ 17.0             $2.7
                                                                       ----------                    -----------        ---------

Retained earnings                                                         $ 36.9                         $ 34.2           $ (2.7)
                                                                       ----------                    -----------        ---------

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - NOVEMBER 28, 2004 TO JANUARY
1, 2005 AND CUMULATIVE FILING TO DATE

MONTH OF DECEMBER                                                 As Previously Reported              As Revised        Incr/(Decr)
                                                                  ----------------------              ----------        -----------

Minority interests in net (income) loss of subsidiaries                    $ 0.1                         $ (2.6)          $ (2.7)
                                                                       ----------                    -----------        ---------

Net income                                                                $ 16.5                         $ 13.8             $2.7
                                                                       ----------                    -----------        ---------


CUMULATIVE FILING TO DATE

Minority interests in net loss of subsidiaries                            $ 12.8                         $ 10.1             $2.7
                                                                       ----------                    -----------        ---------

Net loss                                                                 $ (52.7)                       $ (55.4)          $ (2.7)
                                                                       ----------                    -----------        ---------


SCHEDULE 1 - CONDENSED CONSOLIDATING BALANCE SHEET - JANUARY 1, 2005
MELDISCO DIVISION -

                                                                 As Previously Reported              As Revised         Incr/(Decr)
                                                                 ----------------------              ----------         -----------

Minority interest not subject to compromise                               $ 14.3                         $ 17.0             $2.7
                                                                       ----------                    -----------        ---------

Retained earnings                                                        $ 405.3                        $ 402.6           $ (2.7)
                                                                       ----------                    -----------        ---------

SCHEDULE 2 - CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS - NOVEMBER 28, 2004 TO JANUARY 1, 2005
MELDISCO DIVISION -

                                                                 As Previously Reported              As Revised         Incr/(Decr)
                                                                 ----------------------              ----------         -----------

Minority interests in net income of subsidiaries                           $ 0.1                         $ (2.6)          $ (2.7)
                                                                       ----------                    -----------        ---------

Net income                                                                $ 13.2                         $ 10.5             $2.7
                                                                       ----------                    -----------        ---------

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report


                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                  REVISED CONDENSED CONSOLIDATED BALANCE SHEET
                                 January 1, 2005
                                   (Unaudited)
                          (tabular amounts in millions)



ASSETS
------
Current Assets:
   Cash and cash equivalents                                     $        189.8
   Amounts due from retail sales                                           17.9
   Accounts receivable, net                                                 5.0
   Inventories                                                            101.7
   Prepaid expenses and other current assets                               30.8
                                                              ------------------
Total current assets                                                      345.2

   Property and equipment, net                                             35.4
   Intangible assets, net                                                  10.3
  Deferred charges and other assets                                         3.4
                                                              ------------------
Total Assets                                                            $ 394.3
                                                              ==================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                              $         51.3
   Accrued expenses                                                        36.3
   Taxes payable                                                           15.1
                                                              ------------------
Total current liabilities                                                 102.7
   Long-term liabilities                                                   39.2
                                                              ------------------
Total liabilities not subject to compromise                               141.9
                                                              ------------------
Liabilities subject to compromise:
   Secured liabilities                                                      7.1
   Unsecured liabilities                                                  153.1
   Minority interests                                                      14.1
                                                              ------------------
Total liabilities subject to compromise                                   174.3
                                                              ------------------

Minority interests                                                         17.0
                                                              ------------------
Total Liabilities                                                         333.2
                                                              ------------------

Shareholders' Equity:
   Common stock $.0l par value: 100,000,000 shares
    authorized, 31,015,463 shares issued                                    0.3
   Additional paid-in capital                                             337.5
   Treasury stock: 10,711,569 shares at cost                             (310.6)
   Unearned compensation                                                   (0.3)
   Retained earnings                                                       34.2
                                                              ------------------
Total Shareholders' Equity                                                 61.1
                                                              ------------------
Total Liabilities and Shareholders' Equity                    $           394.3
                                                              ==================

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
             REVISED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Period From November 28, 2004 To January 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)


                                                                                                                 Cumulative
                                                                                         Month of December     Filing to Date
                                                                                        -----------------    --------------------

Net sales                                                                               $           90.9     $             716.2
Cost of sales                                                                                       50.2                   487.8
                                                                                        -----------------    --------------------
   Gross profit                                                                                     40.7                   228.4

Store operating, selling, general and administrative expenses                                       19.0                   201.6
Depreciation and amortization                                                                        1.6                    20.7
Other income                                                                                           -                    (9.2)
Interest (income) expense                                                                           (0.1)                    9.4
                                                                                        -----------------    --------------------
   Income before reorganization expenses                                                            20.2                     5.9
                                                                                        -----------------    --------------------

Reorganization expenses:
   Store and distribution center closing and related asset impairment costs                          2.7                    36.9
   Gain on settlement of bankruptcy claims                                                             -                    (0.7)
   Professional fees                                                                                 1.3                    14.6
                                                                                        -----------------    --------------------
Total reorganization expenses                                                                        4.0                    50.8
                                                                                        -----------------    --------------------

   Income (loss) before income taxes, minority interests
   and discontinued operations                                                                      16.2                   (44.9)
Provision (benefit) for income taxes                                                                 3.3                    (3.7)
                                                                                        -----------------    --------------------
Income (loss) before minority interests and discontinued operations                                 12.9                   (41.2)

Minority interests in net (income) loss of subsidiaries                                             (2.6)                   10.1
Gain (loss) from discontinued Athletic Segment                                                      22.3                   (35.4)
(Loss) gain from disposal of Athletic Segment                                                      (18.8)                   11.1
                                                                                        -----------------    --------------------

   Net income (loss)                                                                    $           13.8     $             (55.4)
                                                                                        =================    ====================


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report



                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
                  REVISED CONDENSED CONSOLIDATED BALANCE SHEET
                                 January 1, 2005
                                   (Unaudited)
                          (tabular amounts in millions)


                                                                                                                         SCHEDULE 1

                                                               Athletic          Meldisco
                                                               Division          Division          Corporate             Total
                                                             --------------    --------------    --------------    -----------------
ASSETS
------
Current Assets:
   Cash and cash equivalents                                    $      0.1     $         0.2     $       189.5    $           189.8
   Amounts due from retail sales                                       0.1              17.8                 -                 17.9
   Accounts receivable, net                                            1.2               2.4               1.4                  5.0
   Inventories                                                           -             104.3              (2.6)               101.7
   Prepaid expenses and other current assets                           0.6              26.3               3.9                 30.8
   Intercompany                                                      228.6             491.7            (720.3)                   -
                                                             --------------    --------------    --------------    -----------------
Total current assets                                                 230.6             642.7            (528.1)               345.2

Property and equipment, net                                              -               3.2              32.2                 35.4
Intangible assets, net                                                   -                 -              10.3                 10.3
Deferred charges and other assets                                      0.2               0.2               3.0                  3.4
                                                             --------------    --------------    --------------    -----------------
Total Assets                                                 $       230.8     $       646.1     $      (482.6)    $          394.3
                                                             ==============    ==============    ==============    =================

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities Not Subject To Compromise:
   Accounts payable                                             $     (0.3)    $        49.2     $         2.4    $            51.3
   Accrued expenses                                                    0.5               8.8              27.0                 36.3
   Taxes payable                                                       3.5               7.3               4.3                 15.1
                                                             --------------    --------------    --------------    -----------------
Total current liabilities                                              3.7              65.3              33.7                102.7
   Long-term liabilities                                                 -               0.5              38.7                 39.2
                                                             --------------    --------------    --------------    -----------------
Total liabilities not subject to compromise                            3.7              65.8              72.4                141.9
                                                             --------------    --------------    --------------    -----------------
Liabilities subject to compromise:
   Secured liabilities                                                   -                 -               7.1                  7.1
   Unsecured liabilities                                             104.5              35.6              13.0                153.1
   Minority interests                                                    -              14.1                 -                 14.1
                                                             --------------    --------------    --------------    -----------------
Total liabilities subject to compromise                              104.5              49.7              20.1                174.3
                                                             --------------    --------------    --------------    -----------------

Minority interests                                                       -              17.0                 -                 17.0
                                                             --------------    --------------    --------------    -----------------
Total Liabilities                                                    108.2             132.5              92.5                333.2
                                                             --------------    --------------    --------------    -----------------

Shareholders' Equity (Deficit):
   Common stock                                                          -                 -               0.3                  0.3
   Additional paid-in capital                                        264.7             111.0             (38.2)               337.5
   Treasury stock                                                        -                 -            (310.6)              (310.6)
   Unearned compensation                                                 -                 -              (0.3)                (0.3)
   Retained earnings (deficit)                                      (142.1)            402.6            (226.3)                34.2
                                                             --------------    --------------    --------------    -----------------
Total Shareholders' Equity (Deficit)                                 122.6             513.6            (575.1)                61.1
                                                             --------------    --------------    --------------    -----------------
Total Liabilities and Shareholders' Equity (Deficit)         $       230.8     $       646.1     $      (482.6)    $          394.3
                                                             ==============    ==============    ==============    =================


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:                                                   Case No. 04-22350 (ASH)
Footstar, Inc., et al.                                   Jointly Administered
December 2004 Monthly Operating Report




                     FOOTSTAR, INC. AND SUBSIDIARY COMPANIES
                             (Debtor-In-Possession)
             REVISED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
            For The Period From November 28, 2004 To January 1, 2005
                         and Cumulative Filing to Date
                                   (Unaudited)
                              (amounts in millions)



                                                                                                                         SCHEDULE 2


                                                         Athletic           Meldisco
                                                         Division           Division         Corporate             Total
                                                     -----------------   ---------------   --------------    -------------------

Net sales                                            $              -    $         90.9    $           -     $             90.9
Cost of sales                                                       -              51.5             (1.3)                  50.2
                                                     -----------------   ---------------   --------------    -------------------
   Gross profit                                                     -              39.4              1.3                   40.7

Store operating, selling, general and
 administrative expenses                                            -              20.3             (1.3)                  19.0
Depreciation and amortization                                       -               0.9              0.7                    1.6
Interest (income) expense                                           -              (2.1)             2.0                   (0.1)
                                                     -----------------   ---------------   --------------    -------------------
Income (loss) before reorganization expenses                        -              20.3             (0.1)                  20.2
                                                     -----------------   ---------------   --------------    -------------------

Reorganization expenses:
  Store and distribution center closing and
   related asset impairment costs                                   -               2.5              0.2                    2.7
  Professional fees                                                 -               1.4             (0.1)                   1.3
                                                     -----------------   ---------------   --------------    -------------------
Total reorganization expenses                                       -               3.9              0.1                    4.0
                                                     -----------------   ---------------   --------------    -------------------

   Income (loss) before income taxes, minority
   interests and discontinued operations                            -              16.4             (0.2)                  16.2
Provision for income taxes                                          -               3.3                -                    3.3
                                                     -----------------   ---------------   --------------    -------------------
   Income (loss) before minority interests
   and discontinued operations                                      -              13.1             (0.2)                  12.9

Minority interests in net income of subsidiaries                    -              (2.6)               -                   (2.6)
Gain from discontinued Athletic Segment                          22.3                 -                -                   22.3
Loss from disposal of Athletic Segment                          (18.8)                -                -                  (18.8)
                                                     -----------------   ---------------   --------------    -------------------

   Net income (loss)                                 $            3.5    $         10.5    $        (0.2)    $             13.8
                                                     =================   ===============   ==============    ===================
